Corporate Update November 2023

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward- looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. // 2

Flotek is a Compelling Investment Choice // 3 • Strong leadership team with deep industry expertise to execute strategy • Fit-for-purpose chemistry and data analytics solutions continue to present differentiated value proposition • Contractual commitments under the ProFrac agreement mitigate impact of the industry slowdown • Cost control initiatives drive increased profitability and transition to positive adj. EBITDA* • Expanded global footprint with a new entity in Abu Dhabi, reducing costs and improving sales potential • Strengthened liquidity through ABL facility * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure. SIGNIFICANT IMPROVEMENT IN BUSINESS FUNDAMENTALS NOT REFLECTED IN SHARE PRICE

Corporate Snapshot Abu Dhabi, UAE Raceland, LAMarlow, OK Houston, TX (HQ) Headquarters Field Office // 4 FTK Global Presence Founded: 1985 Employees: 143 Corporate Headquarters: Houston Countries with Clients: >15 Patents: >170 Debt (09.30.23) ($mm): $3.5 3Q 2023 Adj. Gross Profit Margin: 22% 2023 GUIDANCE Revenue ($mm): $185 - $200 Adj. Gross Profit Margin: 12 - 14%

Flotek: A Purpose-Driven Company // 5 Our completion solutions have a proven, positive impact on sustainability and reducing the overall environmental impact of energy on air, land, water and people Who We Are An advanced technology-driven, green chemical and data analytics company providing unique and innovative completion solutions Our Vision We strive to be the collaborative partner of choice for solutions that reduce the environmental impact of energy on air, water, land and people Compelling Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customer’s value

Our Strategic Priorities Industry-Leading Innovation Track record of delivering fit-for-purpose optimized chemistry and data solutions Capital-Light Growth Modest capital required to support robust growth objectives Environmental Leadership Focus on reducing impact on people, land, air, and water // 6 Sustainable Revenue 10-year contract with ProFrac generates a guaranteed minimum of $2B+ Enhanced Profitability 3Q 2023 was first quarter of positive adjusted EBITDA** since 2018 Strong Balance Sheet Minimal debt and strengthened liquidity with new ABL* facility * Asset Based Loan ** Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

Market Update: Sequential Drop in Activity // 7 Energy Sector Factors (Frac Services) • Active frac fleets down Q/Q • Tier II fleets being idled and many retired • Tier IV and E-Fleets remain in high utilization 270 Fleets As of 11/3 618 Rigs As of 11/3 Energy Sector Factors (Drilling Services) • Changes since 3Q 2022 – Land rig count is down 152 – Crude oil rig count is at 502, down 17% – Natural gas rig count is at 116, down 27% Source: AOGR Source: AOGR

Third Quarter 2023 Highlights // 8 • Reported positive adj. EBITDA* for the first time in five years and the ninth consecutive quarter of improvement • Transactional (“Non-ProFrac”) chemistry revenues have grown each quarter in 2023, mitigating impact of activity slowdown • Reported 128% growth in proprietary CnF chemistry sales • Adjusted gross profit* was positive for the third consecutive quarter with an associated margin of 22% • Strengthened liquidity through a $10 million ABL that was upsized to $13.8 million in October • Data Analytics subscription revenue up 81% from first 9 months of 2022 * Adjusted Gross Profit (Loss) and Adjusted EBITDA are non-GAAP measures. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure. Full year 2023 revenue of $185MM – $200MM and adjusted gross profit* margin of 12% – 14% OPERATIONAL PERFORMANCE DRIVES STRONG GROWTH IN YEAR-OVER-YEAR PROFITABILITY METRICS

$0 $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023 Strong Growth in Revenues // 9 • 3Q 2023 total revenues grew 4% year-over-year despite overall industry-wide activity slowdown • Transactional chemistry revenues have grown each quarter in 2023, mitigating impact of activity slowdown • Anticipate 41% growth in 2023 total revenues* • Revenue growth supported by ProFrac contract and sustained growth in non-ProFrac chemistry business Annual Consolidated Revenue (000’s) $185 $200 Guidance Range * Based on mid point of 2023 revenue guidance .

Delivering Rapid Improvement in Gross Profit Quarterly Consolidated Gross Profit (Loss) (000’s) // 10 • 3Q 2023 gross profit was positive for the third consecutive quarter • Anticipate ~$27MM** increase in 2023 adjusted gross profit* compared to 2022 • ProFrac contract protects against lower frac fleet activity • Delivered efficiencies across all aspects of business supply chain ($2,500) $0 $2,500 $5,000 $7,500 $10,000 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 • Adjusted Gross Profit (Loss) and Adjusted EBITDA are non-GAAP measures. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure. ** Based on the mid point of 2023 guidance.

Strong Financial Momentum Continues // 11 Quarterly Adjusted EBITDA*/Revenue * Adjusted EBITDA is a non-GAAP metric. See the Appendix in this presentation for a reconciliation to nearest GAAP measure -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 • 3Q 2023 adj. EBITDA* increased $11.7MM over 3Q 2022 • The first quarter of positive adj. EBITDA since 3Q 2018 • Ninth consecutive quarter of improvement

• Global presence in over 15 countries • Establishing collaborative partnerships with E&P operators and oil field service providers • Extensive experience with proven solutions in over 20,000 completion wells worldwide • Fit-for-purpose optimized chemistry and data solutions allow customers to maximize the value of their business • High margin data analytics segment driving revenue growth and increased profitability • Increasing market share across both segments Complementary Segments Deliver Sustainable Growth Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary JP3 unit Chemistry Technologies Data Analytics // 12 GENERATING VALUE VIA DIRECT AND IN-DIRECT CHANNELS

Chemistry Technologies Business Overview // 13 • Technologically advanced products and services that significantly improve well performance and maximize value of customer’s business • Extensive portfolio of customized solutions that support operations across the value chain • Industry leader in delivering innovative products that increase performance while reducing costs • Strong presence across all major U.S. shale basins • Creative solutions to reduce the environmental impact of energy on air, water, land and people

Chemistry Technologies Applications // 14 Positioned to capitalize on strong growth cycle of responsible energy production via collaborative partnership with customers Drilling & Cementing Fluids to protect the reservoir and environment Enhancing maximum efficiency of productivity STIMULATION Drilling & Cementing Fluids to protect the reservoir and environment Chemistries for enduring performance PRODUCTION Sustainable chemistry maximizing recovery REMEDIATION Drilling & Cementing Fluids to protect the reservoir and environment Effective solutions for gre ter recovery ENHANCED WATER FLOODING Fluids to protect the reservoir and the environment DRILLING & CEMENTING Chemistries that minimize formation damage and extend asset life OFFSHORE A STRONG POSITION OF EXPERTISE IN ENERGY CHEMISTRY

0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 0 5 10 15 20 C u m u la tiv e P ro d u c tio n (B O E) Months Permian Basin Average Cumulative BOE Flotek PCM Non-Flotek 25 +26% Uplift Chemistry Technologies: The Flotek Advantage // 15 • Prescriptive Chemistry Management (PCM) • Proprietary energy chemistry solutions • Dedicated chemistry management team • Customized solutions to each well’s geology • World class lab testing capabilities • AI enabled and digital twinning analytics of over 20,000 wells • CnF is our proprietary reservoir technology utilized by PCM services • Leveraging over 170 active patents to design the best chemistry for each well • Strong well performance with 75,000 BOE more uplift than competition * Data derived from 2019-2023 Enverus Prism Platform (1,878 wells) ** Similar Results from all basins, example is highlighting the most productive basin in the U.S. (Permian) 75 MBOE} * DELIVERING THE BEST UPLIFT PERFORMANCE IN INDUSTRY $2.9 $6.6 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q2 Q3 CnF Revenue Performance 128% growth R e ve n u e s ($ in M M )

Leveraging New Markets Diversifies Customer Base // 16 PROVIDES SIGNIFICANT FUTURE GROWTH OPPORTUNITY Industrial Geothermal Agricultural Solar Hydrogen As smart systems develop, so will the demand for green chemistry solutions Positioned to capitalize on proprietary patents, technology advancements and collaborative partnerships with customers

Data Analytics Business Overview // 17 • Provides accurate, real-time visibility into chemical composition flowing directly through a well-head, pipeline, power generator, refinery, and more. • Robust platform based on NIR Spectroscopy; doesn’t utilize consumables and there are no moving parts • Ability to operate in highly variable field conditions • Field trial of next generation JP3 Spectrometer Prototype in progress • Remote monitoring enables operators to access data remotely through JP3’s VIPER web app • Assists customers on path to net zero emissions

// 18 JP3 Units Deployed Broad Deployment and Utilization of JP3 Units 81 customers across all key basins 306 field units deployed with 635 individual measurement points

// 19 One Technology Platform Multiple Applications Data Analytics: Extensive Industry Applications Upstream • Realtime product measurement improves accuracy of payments to royalty owners and operators • Continuous BTU monitoring to facilitate field gas utilization in powering rigs and frac fleets • Flare monitoring and methane detection Midstream • Gas processing plant control and optimization • Pipeline batch detection to optimize pipeline transmix processes • Vapor pressure controls to achieve product specifications • Emerging market in carbon capture Downstream • Realtime measurement to optimize distillation tower efficiency • Crude feedstock blending • Chemical property and quality measurement in pipelines and terminals • Refined product specification measurement to optimize mix of products

• JP3 field gas monitoring system allows frac fleets and drilling rigs to safely run on field gas displacing more expensive and higher carbon footprint diesel • A three-pad customer case study July - August 2023: • Achieved 70% field gas substitution rate • Eliminated 1.2MM gallons of diesel usage • Realized 100% uptime Data Analytics: Upstream Field Gas Usage // 20 70% Reduction in Diesel/CNG usage Frac Trailer Mounted System

• Upstream Custody Transfer challenges: • Readings only taken every 3 to 6 weeks with gas chromatography (gc) • Paid less on inconsistent readings impacted by temperature, timing, and conditions • Requires onsite personnel • JP3 technology changes the market: • Accurate readings every 5 seconds • Stakeholders paid on more consistent hydrocarbon quality readings • Autonomous measurement Data Analytics: Upstream Market Disruptor // 21 From 3 weeks to 5 Seconds! Mobile App and SCADA Reporting Real-Time Wellsite Readings Local System

Summary // 22 • Strong leadership team with deep industry expertise to execute strategy • Fit-for-purpose chemistry and data analytics solutions continue to present differentiated value proposition • Contractual chemistry commitments under the ProFrac agreement mitigates impact of the industry slowdown • Cost control initiatives drive increased profitability and transition to positive Adj. EBITDA* • Expanded our global footprint with a new entity in Abu Dhabi, reducing costs and improving sales potential • Strengthened liquidity through ABL facility * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

Appendix

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 24

Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) // 25

Unaudited Condensed Consolidated Statements of Cash Flows (in thousands) // 26

Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands)(1) // 27 (1) Management believes that adjusted gross profit and adjusted EBITDA for the three and nine months ended September 30, 2023 and 2022, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the income and expenses noted above to be outside of the Company’s normal operating results. Management analyses operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial and operational goals, excluding certain non-cash or non-recurring items.

Investor Contact Bond Clement Chief Financial Officer ir@flotekind.com (713) 726-5322